16

                                                                       Exhibit 8

                             Joint Filing Agreement


         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of each of the undersigned. This Agreement may be signed by the undersigned in separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

Dated: January 18, 2000

                                    EDGECLIFF HOLDINGS, LLC

                                    By: /s/ William J. Yung
                                        -------------------
                                        Name:  William J. Yung
                                        Title: President


                                    CASUARINA CAYMAN HOLDINGS LTD.

                                    By: /s/ William J. Yung
                                        -------------------
                                        Name:  William J. Yung
                                        Title: President


                                    EDGECLIFF MANAGEMENT, LLC

                                    By: /s/ William J. Yung
                                        -------------------
                                        Name:  William J. Yung
                                        Title: President

                                    1994 WILLIAM J. YUNG FAMILY TRUST

                                      By: The Fifth Third Bank,
                                          as Trustee

                                      By: /s/ Timothy A. Rodgers
                                          ----------------------
                                          Name:  Timothy A. Rodgers
                                          Title: Trust Officer


                                          /s/ Joseph Yung
                                          ---------------
                                          Joseph Yung

                                          /s/ William J. Yung
                                          -------------------
                                          William J. Yung


                                    THE 1998 WILLIAM J. YUNG AND MARTHA A.
                                    YUNG FAMILY TRUST

                                      By: The Fifth Third Bank,
                                          as Trustee

                                      By: /s/ Timothy A. Rodgers
                                          ----------------------
                                          Name:  Timothy A. Rodgers
                                          Title: Trust Officer